ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------

                                                                   Exhibit 10.32

                                            Agreement with Adsmart Network, Inc.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               SERVICES AGREEMENT

     This Services Agreement ("Agreement") is entered into as of June 11, 1999 (the "Effective Date") between Adsmart Network, Inc., a Delaware corporation with offices at 100 Brickstone Square, 5th Floor, Andover, MA 01810, and AdForce, Inc., a Delaware corporation with offices at 10590 North Tantau Avenue, Cupertino, CA 95014 ("AdForce").

                                  INTRODUCTION

     A. AdForce provides an Internet advertising management and delivery service (the "AdForce Service") which enables each user of the AdForce Service to manage advertising on its Web site, a network of Web sites, and other on-line environments. AdForce provides each user of the AdForce Service a "client-side" software application (the "Client") to enable the user to place ad tags, to schedule, monitor and modify advertising, and to generate reports on such advertising. AdForce maintains server complexes from which it will electronically deliver Adsmart scheduled advertising to online environments containing AdForce ad tags.

     B. Adsmart wishes to use, and AdForce has agreed to provide, the AdForce Service pursuant to the terms and conditions of this Agreement.

     The parties hereby agree as follows:

1. ADFORCE SERVICE. The AdForce Service includes: (a) the delivery of "Impressions" (defined as the receipt of a request for an advertisement made via an AdForce ad tag) by AdForce, verified monthly by the Audit Bureau of Verification Services, Inc. or another third party auditor chosen by AdForce; (b) AdForce customer support services described in Section 2 below, (c) the targeting features described in EXHIBIT B; and (d) the suite of standard reports listed in EXHIBIT B. Fees for the AdForce Service are set forth on EXHIBIT A.

     AdForce intends to add additional features, upgrades, modifications or enhancements ("Features") to the AdForce Service from time to time, such as, but not limited to, demographic targeting and reporting, certain tracking technologies, registration verification/data enhancement, additional reports and other services. AdForce will give Adsmart access to any such new Features that are made generally available in the AdForce Service as soon as they become available. These new Features will, in AdForce's sole discretion, either be included in the AdForce Service without charge or be subject to additional fees. Adsmart may, however, accept or decline any new Features that are subject to additional fees.

2. ADFORCE CUSTOMER SUPPORT. AdForce Service will provide Adsmart telephone customer support from the hours of 6 a.m. to 6 p.m. PST, Monday through Friday, excluding major holidays. Adsmart will also have accesss to AdForce Customer Support services twenty-four (24) hours per day, seven (7) days per week via cell phone or pager. Finally, AdForce will dedicate an Customer Support representative to Adsmart. Adsmart will be responsible for scheduling campaigns and providing other support to its customers and advertisers, but may elect at any time to convert to AdForce's Platinum service, subject to additional fees, in which case AdForce will assume such support.

3. ADSMART OBLIGATIONS. Adsmart agrees to use the AdForce Service to serve not less than ninety percent (90%) of Adsmart's total monthly ad volume; provided, however, that Adsmart shall not be required to use the AdForce Service

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     TO THE OMITTED PORTIONS.

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------

     for any Adsmart ad-serving performed, as of the Effective Date, by Engage Technologies, Inc. ("Engage"), until AdForce can demonstrate to the reasonable satisfaction of Adsmart that "Clickstream Data" (as defined in Section 6 below) associated with such ads will be collected and provided to Engage. For such volumes, Adsmart further agrees to implement the AdForce ad tags as described in the AdForce 2.6 User Guide and help documentation AdForce has provided to Adsmart, and to schedule advertising for Adsmart's network of Web sites or other on-line properties using the AdForce Client. AdForce agrees to provide Adsmart not less than thirty (30) days prior written notice of any material changes in the procedures described in the AdForce 2.6 User Guide or other process documentation provided to Adsmart; certain imminent releases are referenced on EXHIBIT A. Adsmart agrees to provide AdForce rolling 90-day volume forecasts of Impressions to be delivered using the AdForce Service, updated at the beginning of each calendar month.

4. LICENSE/LIMITATIONS ON USE. Subject to the terms and conditions of this Agreement, AdForce hereby grants to Adsmart, contingent on timely payment of fees due AdForce, a non-exclusive, non-transferable license for the term of this Agreement to use the Client internally and solely in connection with the AdForce Service. AdForce shall have the sole and exclusive ownership of all right, title and interest in and to the Client, any enhancements thereto and in any materials and data provided to Adsmart by AdForce. Adsmart shall not copy, modify, alter, sell, distribute or sublicense the Client or reverse assemble, reverse compile or otherwise attempt by any other method to create or derive the source programs of the Client, nor authorize or contract with third parties to do the same. Adsmart shall not use the Client or the AdForce Service for any purpose other than managing Adsmart's advertising on its own Web sites and on sites for which Adsmart is providing ad sales services.

5. CONFIDENTIALITY; DATA. The terms of the Confidentiality Addendum attached hereto as EXHIBIT C are incorporated herein by reference. Any passwords to the AdForce Service provided to Adsmart, , AdForce source code, , are confidential and proprietary to All data collected or stored by AdForce in managing and delivering ads for Adsmart which specifically pertain to Adsmart or ads delivered for Adsmart, including, but not limited to, information about sites in the media plan, impression limits, ad costs, campaign results, and click-through or transaction rates (collectively "Campaign Data"), shall be owned by, and be proprietary and confidential to, Adsmart. Accordingly, AdForce may not use said Campaign Data for any purpose other than the delivery of the AdForce Service under this Agreement on behalf of Adsmart; provided, however, that AdForce may use such Campaign Data for reporting or other purposes where such information is aggregated with campaign data from other AdForce customers and/or not specifically identifiable as Adsmart information. Adsmart and AdForce shall jointly own all data collected or stored as a side effect of serving or tracking ads on behalf of Adsmart that is not Campaign Data, having all association with Adsmart and its customers, if any, removed ("Clickstream Data"). AdForce can use Clickstream Data for any purposes that do not expose Campaign Data to any third party, and is specifically authorized to provide a copy of such Clickstream Data to Engage for the duration of this Agreement for purposes of building user profiles in the "Engage Knowledge" profiling application, to use such Clickstream Data locally to build a local copy of such profiles using AdForce's licensed copy of Engage Knowledge and any upgrades or extensions thereof, and to use profiles obtained from Engage and/or generated locally to serve targeted advertising to any and all AdForce customers, subject only to AdForce's separate fee obligations to Engage. Adsmart may request at any time during the term hereof, or any renewal term, to receive copies of Clickstream Data from AdForce as described below. AdForce will use commercially reasonable efforts to implement the necessary mechanisms with Adsmart to supply such data, and shall supply the data at the following rates: [*] per month for files delivered weekly for the preceding week, and [*] per month for files delivered monthly for the preceding month. AdForce will not be required to store information in excess of two (2) months, but will use commercially reasonable efforts to support Adsmart's requests for longer storage, subject to additional fees. Notwithstanding any other provision of this Agreement, AdForce will not use Clickstream Data to create or sell profiles except through Engage or as permitted with Adsmart's prior written consent.

6. WARRANTY. Each party warrants that its is free to enter into this Agreement and that this Agreement constitutes the valid and binding obligation of such party, enforceable in accordance with its terms. AdForce further warrants that except for events beyond AdForce's control, including but not limited to Internet access outages or other disruptions and other

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     TO THE OMITTED PORTIONS.

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------

     events of force majeure, (a) the AdForce Service will materially conform to the functionality described in the AdForce User Guide and shall meet the performance requirements set forth in EXHIBIT D, (b) AdForce either owns or has the right to use all hardware and software components of the AdForce Service and the provision of the AdForce Service will not infringe on any U.S. intellectual property right of any third party, and
     (c) all software, hardware and information technology used or employed in the AdForce Service, including the Client, provided pursuant to this Agreement will be "Year 2000 Compliant." Year 2000 Compliant is defined herein as information technology that will: (i) consistently and accurately handle data information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performed calculations or comparisons on dates or portions of dates; (ii) respond to two-digit date input in a way that resolves any ambiguity as to century in a disclosed, defined and predetermined manner, and (iii) store and provide output of data information in ways that are unambiguous as to century. EXCEPT AS SPECIFIED IN THIS SECTION, ADFORCE HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, IN CONNECTION WITH THIS AGREEMENT.

7. INDEMNIFICATION. (a) Subject to subsection (b), Adsmart shall defend, indemnify and hold harmless AdForce from any claims, liability, damages and costs (including reasonable costs and attorneys' fees, "CLAIMS") arising out of or relating to advertising placed by Adsmart using the AdForce Service, including, without limitation, Claims based on allegations of libel, false or misleading advertising, invasion of privacy or rights of publicity; provided that: (i) AdForce promptly notifies Adsmart of such Claims; (ii) Adsmart has sole control of the defense and settlement of such Claims and is not responsible for any settlement that it does not approve in writing; and (iii) AdForce renders all assistance required, at Adsmart's expense. (b) AdForce shall defend, indemnify and hold harmless Adsmart from any Claims for infringement arising out of or relating to Adsmart's use of the Client or the AdForce Service pursuant to this Agreement; provided that: (i) Adsmart promptly notifies AdForce of such Claims; (ii) AdForce has sole control of the defense and settlement of such Claims and is not responsible for any settlement that it does not approve in writing; and
     (iii) Adsmart renders all assistance required, at AdForce's expense. If AdForce believes that an injunction may be entered against Adsmart's use of the Client, AdForce may, at its option, (A) obtain a license permitting such use, (B) modify the Client to avoid the alleged infringement, or (C) if it cannot reasonably do either of the foregoing, terminate Adsmart's license to the Client and this Agreement. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, ADFORCE'S INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION CONSTITUTE ADSMART'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.

8. LIABILITY. NEITHER PARTY WILL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT, PRODUCT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN WARNED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL EITHER PARTY'S LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT EXCEED $2.5 MILLION.

9. TERMINATION. Either party may terminate the Agreement if the other party fails to perform any of its obligations in any material respect, and such failure continues for a period of thirty (30) days after receipt by the breaching party of written notice from the non-breaching party specifying such default. Either party may also terminate this Agreement in its discretion upon ninety (90) days prior written notice to the other. Finally, either party may terminate this Agreement in the event that the other party ceases to do business, undergoes a bankruptcy or insolvency proceeding, or an assignment for the benefit of creditors. Upon the expiration or termination of the Agreement for any reason, the parties will return all confidential information of the other party in their possession. All accrued payment obligations of Adsmart shall survive expiration or termination of the Agreement, as shall the parties' rights and obligations under Sections 4 through 9, Sections 11 through 13 and EXHIBIT C.

10. ASSIGNMENT. This Agreement is not assignable or transferable by either party without the prior written consent of the other party, except that a party may assign this Agreement to any entity: (a) controlling that party;
     (b) controlled by, or under common control with, that party (provided such assignee assumes the assignor's obligations under this Agreement and provided further that assignor remains liable to the other party following such assignment, or (c) acquiring

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------

     substantially all of assignor's assets (provided such assignee assumes assignor's obligations under this Agreement), or (d) by operation of law. "Control" in the foregoing shall mean ownership of fifty percent (50%) or more of the voting stock of the entity.

11. PAYMENT TERMS. Adsmart shall pay to AdForce the dollar amounts determined from the pricing schedule set forth in EXHIBIT A within thirty (30) days from the date of invoice. Adsmart shall pay AdForce for use of the AdForce Service by Adsmart and its ad sales customers regardless of whether Adsmart has been compensated by its customers for such services. All payments to AdForce shall be remitted in U.S. Dollars. Fees for the AdForce Service are subject to change upon any renewal of this Agreement.

12. TERM AND LEVEL OF SERVICE. The term shall commence on the Effective Date indicated below and shall continue for three (3) years. This Agreement shall automatically renew for additional one (1) year periods thereafter unless, within thirty (30) days prior to the end of any term, either party notifies the other of its decision to terminate this Agreement.

13. GENERAL. This Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement, including, but not limited to, that certain AdForce Services Agreement dated August 25, 1998 between AdForce and 2CAN Media, Inc., as amended and subsequently assumed by Adsmart. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. Any waivers or amendments shall be effective only if made in writing. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be governed by the law of the State of California without regard to or application of choice of law rules or principles. Any disputes under this Agreement initiated by Adsmart shall be subject to the exclusive jurisdiction and venue of the California state courts and the Federal courts located in Santa Clara County, California. Any disputes under this Agreement initiated by AdForce shall be subject to the exclusive jurisdiction and venue of the Massachusetts state courts and the Federal courts located in Boston, Massachusetts. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorneys' fees and costs in connection with such action. Each party agrees to comply with all applicable laws, rules and regulations in connection with its activities under this Agreement. Nothing contained herein shall be construed as establishing a partnership, joint venture, employment or other business relationship between the parties hereto other than that of independent contractors. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

14. CERTAIN ADDITIONAL AGREEMENTS. Adsmart and AdForce wish to expand their relationship beyond ad management and delivery, and thus agree to the following additional provisions.

     (a) MODIFICATIONS AND ENHANCEMENTS. Adsmart may request that AdForce make modifications or enhancements to the Client or to the AdForce Service, including custom reports. AdForce will consider such requests in good faith, but will not be obligated to make any requested modification. If AdForce agrees to make a requested modification, AdForce will submit a quote for the cost to complete the modification to Adsmart on a time and materials basis, with personnel costs charged at [*] per hour, together with a time schedule and acceptance criteria, all subject to Adsmart's review and approval. Unless agreed otherwise in advance, any modifications made with Adsmart funds will be the sole property of Adsmart, and thus may not be included by AdForce in the AdForce Service provided to other AdForce customers. However, if AdForce agrees to bear the cost of such modifications, these modifications will be the sole property of AdForce and may be included by AdForce in the AdForce Service provided to other AdForce customers.

     (b) COOPERATIVE SALES AND MARKETING AGREEMENT. Adsmart and AdForce will use their respective best efforts to execute a mutually acceptable agreement within thirty (30) days from the Effective Date under which they will (i) agree upon a rate card for ad management and delivery by AdForce for parties other than Adsmart, (ii) coordinate their business development efforts generally and through regular business development and sales meetings so that

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     TO THE OMITTED PORTIONS.

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
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          Adsmart and AdForce work closely together on market opportunities that can benefit both companies, (iii) agree upon incentive compensation programs for their respective employees to reward mutually beneficial business development efforts, or for one company to reward successful business development efforts of employees of the other on its behalf, (iv) prepare a mutually agreeable statement regarding the Adsmart/AdForce relationship for use by each party in its promotional and other activities
          (including a press release to be issued not later than five (5) day following execution of this Agreement), which statement shall designate Adsmart as a "preferred ad sales partner" for AdForce, and shall designate AdForce as Adsmart's "preferred ad serving partner," and (v) prepare a statement acceptable to Adsmart regarding the Adsmart/Engage Technologies ("Engage") relationship for use by AdForce in its promotional and other activities.

     (c) ENGAGE TECHNOLOGIES. Subject to agreement on final terms with Engage and to receiving necessary support from Engage, AdForce will use commercially reasonable efforts to integrate Engage's Engage Knowledge application software with the AdForce system (including in the Client, AdForce's backend operations and reporting systems) on the timeline and specification to be agreed upon between AdForce and Engage. Adsmart acknowledges that with respect to targeted advertising delivered by AdForce on Adsmart's behalf using Engage Knowledge profiles, AdForce will be entitled to a minimum margin of [*] in addition to fees payable by AdForce to Engage for such use and fees payable by Adsmart to AdForce for ad management and delivery services hereunder.

     (d) I/PRO. AdForce will discuss in good faith with Engage moving all, or substantially all, of AdForce's requirements for third party auditing of AdForce Impressions to I/PRO, a division of Engage, subject to meeting or beating the current pricing and service being provided to AdForce by the Audit Bureau of Verification Services, Inc.

     (e) NAVISITE. If AdForce determines that its customer and business requirements in the future require outsourcing of image delivery to a third party hosting service, AdForce will submit its requirements to NaviSite prior to or at the same time it submits such requirements to any other hosting service. AdForce further commits to use NaviSite for such hosting services if NaviSite "meets or beats" the pricing and performance of other third party hosting facilities available to AdForce.

15. TECHNICAL AUDITS. In addition to the monthly Impression audits included in the AdForce Service, Adsmart may request that AdForce obtain further technical certification of the AdForce system's functionality, including accuracy of impression counts, security and accuracy of data storage and accuracy of reporting. Adsmart may request such a technical audit up to two
     (2) times in any rolling twelve-month period, and shall bear all costs and expenses, including any direct expenses incurred by AdForce, of such audits. AdForce will be able to use freely any certifications so obtained in its marketing materials or other public statements.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date written above.

Adsmart Network, Inc.                              AdForce, Inc.

     Address:   100 Brickstone Square, 5th Floor   Address:    10590 North Tantau Avenue
                Andover, MA 01810                              Cupertino, CA 95014
     Telephone: 978.684.3780 or 888.559.8222       Telephone:  408.873.3680
     Facsimile: 978.684.3618                       Facsimile:  408.873.3695

By:                                                By:
    --------------------------------------------        ----------------------------------
Print Name:                                             Rex S. Jackson
            ------------------------------------        Vice President and General Counsel
Title:
       -----------------------------------------

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
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                                    EXHIBIT A

                                 ADFORCE SERVICE

---------------------------------------------------------------
                                        ADFORCE SERVICE
---------------------------------------------------------------
Campaign Management features     Scheduling
                                 Delivery
                                 Reporting
                                 Inventory Forecast
                                 Targeting
---------------------------------------------------------------
Auditing                         [*]
                                 Campaign audits are [*] each.
---------------------------------------------------------------
Customer Support                 24 hour support by phone or
                                 pager
---------------------------------------------------------------
Same Day Change Orders           [*] each
---------------------------------------------------------------
Campaign Service                 Adsmart's traffic department
                                 schedules campaigns
---------------------------------------------------------------

RATES PER THOUSAND IMPRESSIONS
---------------------------------------------------------------
       IMPRESSIONS/MONTH                      CPM
---------------------------------------------------------------
Up to [*]                                  [*]
---------------------------------------------------------------
Over [*] to [*]                            [*]
---------------------------------------------------------------
Over [*] to [*]                            [*]
---------------------------------------------------------------
Over [*]                                   [*]
---------------------------------------------------------------

-    [*]

- House ads served to unsold inventory will be charged at full rate on any day that total impressions are equal to or less than [*]. If total daily impressions exceed [*], then house ads will be charged at [*]; provided, however, that if such house ad exceed [*], the excess will be charged at the full applicable daily rate.

- On-site training is available on request for [*], per trainer, plus travel expenses.

- A surcharge of [*] per thousand Impressions will be applied for each kilobyte, or fraction thereof, that the average size of advertisements over a 30-day period exceeds [*].

- In compliance with its notification requirements set forth in Section 3 of the Agreement, AdForce is currently releasing to Adsmart Beta versions of the AdForce 3.0 Client and AdForce's Actuate-based reporting system.

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------


                                    EXHIBIT B

ADFORCE TARGETING: The AdForce Service include targeting on the following parameters, when AdForce databases allow the parameter to be resolved:

- BROWSER TYPE - Different campaigns can be delivered to visitors with different browsers.
- OPERATING SYSTEM - Different campaigns can be delivered to visitors with different operating systems
- DOMAIN TYPE - Different campaigns can be delivered to visitors from different domains (i.e. .com or .edu)
- SERVICE PROVIDER - Different campaigns can be delivered to visitors with different Internet service providers.
- TELEPHONE AREA CODE - Different campaigns can be delivered to visitors in different area codes.
- SIC CODE - Different campaigns can be delivered to visitors working for companies with different SIC codes.
- COUNTRY - Different campaigns can be delivered to visitors from different countries.
- FREQUENCY - An advertisement can be shown no more than a specified number of times to each visitor.
- SEQUENCE - A series of advertisements can be shown in sequence to a visitor.
- KEYWORDS - Advertisements can be targeted on the basis of a word or phrase typed by a visitor.
- SITE DATA - Ads can be targeted on the basis of data in a site's database (i.e. with registered users)
- DAY / DATE / TIME OF DAY - Ads can be scheduled to run during specific times and on specific days.
-    CONTENT AREA - Ads can be targeted to a specific area of a site.

There may be additional charges for additional targeting parameters added in the future, as well as for customization of the targeting algorithms for keywords and site data.

ADFORCE REPORTING: The following reports are currently available in the AdForce
Service:

-------------------------------------------------------------------------------------------------------------------------------
NETWORK REPORTS                             WEBSITE REPORTS                           ADVERTISER REPORTS
-------------------------------------------------------------------------------------------------------------------------------
Daily Campaign Details                      Activity by Advertiser                    Campaign On-line Summary
-------------------------------------------------------------------------------------------------------------------------------
Daily Campaign Summary                      Activity by Area Code                     Summary by Area Code
-------------------------------------------------------------------------------------------------------------------------------
Monthly Billing Report                      Activity by Browser                       Summary by Banner
-------------------------------------------------------------------------------------------------------------------------------
Summary by Advertiser                       Activity by Content Unit                  Summary by Browser
-------------------------------------------------------------------------------------------------------------------------------
Summary by Area Code                        Activity by Country                       Summary by Category
-------------------------------------------------------------------------------------------------------------------------------
Summary by Browser                          Activity by Date                          Summary by Country
-------------------------------------------------------------------------------------------------------------------------------
Summary by Category                         Activity by Domain                        Summary by Date
-------------------------------------------------------------------------------------------------------------------------------
Summary by Country                          Activity by Keyword                       Summary by Domain
-------------------------------------------------------------------------------------------------------------------------------
Summary by Date                             Activity by Hour                          Summary by Hour
-------------------------------------------------------------------------------------------------------------------------------
Summary by Domain                           Activity by Operating System              Summary by Operating System
-------------------------------------------------------------------------------------------------------------------------------
Summary by Hour                             Activity by Pay Type                      Summary by Service Provider
-------------------------------------------------------------------------------------------------------------------------------
Summary by Operating System                 Activity by Service Provider              Summary by SIC Code
-------------------------------------------------------------------------------------------------------------------------------
Summary by Payment Type                     Activity by SIC Code                      Summary by Website
-------------------------------------------------------------------------------------------------------------------------------
Summary by Service Provider                 Website Revenue                           Campaign Summary
-------------------------------------------------------------------------------------------------------------------------------
Summary by SIC Code                                                                   Monthly Billing Report
-------------------------------------------------------------------------------------------------------------------------------
Summary by Website
-------------------------------------------------------------------------------------------------------------------------------
Website Revenue
-------------------------------------------------------------------------------------------------------------------------------

AdForce is currently providing a custom "Network Unique IP" report. The estimated time to initially set up this report is [*], and to prepare the report monthly is [*]; AdForce's billing rate for these services is [*]. AdForce has also agreed to review an Adsmart template for a "network by country by Website" report and provide a quote for setting up and periodically providing this report. There will be additional charges for reports customized or designed to Adsmart's specifications. There may also be additional charges for reports added in the future.

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ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------

                                    EXHIBIT C

                            CONFIDENTIALITY ADDENDUM

     This Confidentiality Addendum ("Addendum") is attached to that certain Services Agreement between Adsmart Network, Inc. and AdForce, Inc. (the "Services Agreement").

     1. CONFIDENTIAL INFORMATION. For purposes herein, the party disclosing Confidential Information (as defined below) in any given instance is referred to as the "Disclosing Party," and the party receiving the information in such instance is referred to as the "Recipient." "Confidential Information" includes all information, data and know-how disclosed by Disclosing Party to Recipient hereunder, whether in written form or embodied in tangible materials (including, without limitation, software, hardware, drafts, drawings, graphs, charts, spreadsheets, disks, tapes, prototypes, samples, letters, notes, memoranda or presentations), which is clearly marked or labeled "CONFIDENTIAL" or with a similar legend, or which if disclosed orally or not so marked, is of such a type or nature that a reasonable person would conclude that such information is confidential.

     2. CONFIDENTIALITY OBLIGATIONS. Recipient agrees that it will preserve in strict confidence and secure against accidental loss any Confidential Information disclosed by Disclosing Party to Recipient, and will otherwise comply with the terms of this Addendum, for a period of three (3) years from disclosure of such Confidential Information by Disclosing Party. In preserving Disclosing Party Confidential Information, Recipient will use the same standard of care it would use to secure and safeguard its own confidential information of similar importance, but in no event less than reasonable care. Any permitted reproduction of Disclosing Party's Confidential Information shall contain all confidential or proprietary legends that appear on the original. Recipient shall immediately notify Disclosing Party in the event of any loss or unauthorized disclosure of Confidential Information.

     3. PERMITTED DISCLOSURES. Recipient shall permit access to Disclosing Party Confidential Information solely to its employees who (i) have a need to know such information and (ii) have signed confidentiality agreements containing terms at least as restrictive as those contained herein. Recipient shall not disclose Confidential Information to any affiliate, parent or subsidiary of Recipient, or disclose or transfer any Confidential Information to third parties, without the specific prior written approval of Disclosing Party. Recipient shall use Disclosing Party Confidential Information disclosed hereunder solely for the purposes set forth in the Services Agreement and for such other purposes as Disclosing Party shall specifically approve in writing.

     4. OBLIGATION TO RETURN CONFIDENTIAL INFORMATION. Recipient acknowledges that Disclosing Party retains ownership of all Confidential Information disclosed or made available to Recipient. Accordingly, upon any termination, cancellation or expiration of the Services Agreement, or upon Disclosing Party's request for any reason, Recipient shall return promptly to Disclosing Party the originals and all copies (without retention of any copy) of any written documents, tools, materials or other tangible items containing or embodying Confidential Information.

     5. NO REPRESENTATIONS OR WARRANTIES. Disclosing Party makes no warranties, whether express, statutory or implied, relating to the sufficiency or accuracy of the Confidential Information disclosed for any purpose, nor regarding infringement of others' intellectual property rights which may arise from the use of such Confidential Information.

     6. EXCLUSIONS. This Addendum shall not apply to information with respect to which Recipient can affirmatively establish that (a) Recipient rightfully possessed such information prior to its first receipt thereof from Disclosing Party, as shown by files of Recipient in existence at the time of the disclosure; (b) such information is publicly known or, through no wrongful act or failure to act by Recipient, becomes publicly known; (c) the information is hereafter furnished to Recipient by a third party who is not in breach of an obligation of confidentiality; (d) employees or other agents of Recipient who have not been exposed to the Confidential Information independently developed such information without reference to or reliance upon Disclosing Party's confidential information; or (e) Recipient is required by governmental or court order to disclose such information, provided that Recipient shall provide Disclosing Party advance notice thereof to enable Disclosing Party the opportunity to prevent or control such disclosure.

     7. NO GRANT OF PROPERTY RIGHTS. Recipient recognizes and agrees that nothing contained in this Addendum shall be construed as granting any property rights, by license or otherwise, to any Disclosing Party Confidential Information disclosed pursuant to the Services Agreement or this Addendum, or to any invention or any patent right that

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------

has issued or that may issue based on such Confidential Information.

     8. REMEDIES; SURVIVAL. Recipient acknowledges that improper disclosure, or threatened disclosure, of Disclosing Party Confidential Information will cause irreparable harm to Disclosing Party, and thus that Disclosing Party shall be entitled to, among other forms of relief, injunctive relief to prevent any such unauthorized disclosure. Recipient's obligations under this Agreement shall survive termination of its association with Disclosing Party regardless of the manner of such termination and shall be binding upon Recipient's heirs, successors and assigns.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ADFORCE-TM- SERVICES AGREEMENT                                   ADSMART NETWORK
--------------------------------------------------------------------------------


                                    EXHIBIT D

                            PERFORMANCE REQUIREMENTS


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.